Assets Held for Sale	12 Months Ended
Dec. 31, 2022
Assets Held for Sale
Assets Held for Sale

(11)Assets Held for Sale

As of December 31, 2021, assets and liabilities classified as held for sale related to the three Professional Development League clubs owned by Braves Holdings, the Gwinnett Stripers, Mississippi Braves and Rome Braves. The Company did not classify these Professional Development League clubs, all of which are part of the baseball reportable segment, as discontinued operations, as their dispositions did not represent a strategic shift that would have a major effect on the Company’s operations and financial results.

A summary of assets held for sale and liabilities associated with assets held for sale are as follows:

December 31, 2021
amounts in thousands
Assets:
Accounts receivable and contract assets, net of allowance for credit losses	$134
Other current assets	258
Property and equipment, net	3,930
Goodwill	4,044
Franchise rights	19,666
Other assets, net	8,684
Assets held for sale	$36,716

Liabilities:
Accounts payable and accrued liabilities	$441
Deferred revenue and refundable tickets	953
Other current liabilities	403
Other noncurrent liabilities	8,056
Liabilities related to assets held for sale	$9,853

Net assets held for sale	$26,863

In January 2022, Braves Holdings sold the three Professional Development League clubs to a third party. Each of the three clubs remains affiliated with Braves Holdings via player development license agreements with MLB Professional Development Leagues, LLC. Additionally, Braves Holdings granted an exclusive, royalty free, sub-licensable, and irrevocable license to use various tradenames and logos. The license fee is included within the total purchase price of approximately $49.4 million.